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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 29, 2008




                            CAS MEDICAL SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-13839                     06-1123096
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405
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          (Address of principal executive offices, including zip code)


                                 (203) 488-6056
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendments to Employment Agreements - Section 409A
--------------------------------------------------

On December 29, 2008, the Board of Directors of CAS Medical Systems, Inc. (the "Company") approved and authorized, and the respective parties executed, amendments to the Company's Employment Agreement with each of Andrew E. Kersey, its President and Chief Executive Officer, and Louis P. Scheps, its Chairman of the Board, to conform each agreement with the requirements of Section 409A of the Internal Revenue Code (the "Code"). The amendments did not expand the scope of benefits payable under the existing agreements with Messrs. Kersey and Scheps.

The amendment to Mr. Kersey's employment agreement primarily clarifies (i) the timing of the payment of discretionary annual bonuses; (ii) the circumstances under which Mr. Kersey may be entitled to severance benefits in the event of a termination by Mr. Kersey for "good reason"; and (iii) the timing of severance payments and other benefits in the event Mr. Kersey experiences an involuntary separation from service. Mr. Kersey's severance benefits described in clause
(iii) of the prior sentence have also been revised so that they are only payable upon an "Involuntary Separation from Service" as defined for purposes of Code
Section 409A.

The amendment to Mr. Scheps' employment agreement provides for (i) a lump sum severance benefit in the event his employment is involuntarily terminated on or after a change of control, provided such change of control and termination occurs on or before March 31, 2009 and (ii) other Code Section 409A required terms and definitions. Mr. Scheps' change of control severance benefits have been revised so that they are only payable upon an "Involuntary Separation from Service" as defined for purposes of Code Section 409A.

The foregoing descriptions of the amendments to employment agreements do not purport to be complete and are qualified in their entirety by reference to the First Amendment to Employment Agreement with Mr. Kersey and Amendment Number Seven to Employment Agreement with Mr. Scheps, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Amendment of 2003 Equity Incentive Plan - Section 409A
------------------------------------------------------

On December 29, 2008, the Board of Directors of the Company approved and authorized an Amendment to the Company's 2003 Equity Incentive Plan (the "Plan") to conform the Plan to the requirements of Section 409A of the Code. The amendment did not expand the scope or type of benefits payable under the Plan.

The amendment to the Plan is intended to merely confirm that if the Company issues awards that constitute deferred compensation within the meaning of Code
Section 409A, then the awards will be documented in such a way that the Code
Section 409A requirements are met.

The foregoing description of the Amendment to the 2003 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Amendment to the 2003 Equity Incentive Plan, a copy of which is filed as
Exhibit 10.3 hereto and incorporated herein by reference.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS - The following exhibits are filed as part of this report:

    10.1   First Amendment to Employment Agreement with Andrew E. Kersey

    10.2   Amendment Number Seven to Employment Agreement with Louis P. Scheps

    10.3   Amendment to the CAS Medical Systems, Inc. 2003 Equity Incentive Plan

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CAS MEDICAL SYSTEMS, INC.



Date:    December 31, 2008                     By: /s/ Jeffery A. Baird
                                                   -----------------------------
                                                   Jeffery A. Baird
                                                   Chief Financial Officer




















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